UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23032

Triloma EIG Global Energy Term Fund I

(Exact name of registrant as specified in charter)

201 North New York Avenue, Suite 250

Winter Park, Florida 32789

(Address of principal executive offices) (Zip code)

NATIONAL REGISTERED AGENTS, INC.

160 Greentree Drive, Suite 101

Dover, DE 19904

(Name and address of agent for service)

Registrant’s telephone number, including area code: (407) 636-7115

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

The audited financial statements of Triloma EIG Global Energy Term Fund I (the “Fund” or the “Registrant”) are included on pages 2 to 20 herein.

Triloma EIG Global Energy Term Fund I

Annual Report to Shareholders

December 31, 2015

Triloma EIG Global Energy Term Fund I files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available on Form N-PX: (i) without charge, upon request, by calling 1-844-224-4714 and (ii) on the SEC’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Triloma EIG Global Energy Term Fund I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Triloma EIG Global Energy Term Fund I (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period July 24, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

February 29, 2016

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096

T: (410) 783 7600, F: (410) 783 7680, www.pwc.com/us

Triloma EIG Global Energy Term Fund I

Statement of Assets and Liabilities

(in thousands, except share amounts)

December 31, 2015
Assets
Cash and Cash Equivalents	$353
Deferred Offering Costs (See Note 2)	31
Receivable Due from Sub-Advisor	21
Other Assets	14

Total Assets	419

Liabilities
Legal Expenses Payable	88
Audit and Tax Expenses Payable	85
Payable Due to Administrator	41
Compliance Expenses Payable	6
Payable Due to Trustees	6
Other Accrued Expenses and Other Payables	88

Total Liabilities	314

Total Net Assets	$105

Net Assets
Common Shares, $0.001 par value, 40,000,000 shares authorized, 4,200 shares issued and outstanding	$—
Paid-in Capital	105

Total Net Assets	$105

Net Asset Value per Common Share	$25.00

See notes to financial statements.

Triloma EIG Global Energy Term Fund I

Statement of Operations

(in thousands)

For the Period July 24, 2015, to December 31, 2015*
Investment Income	$—
Expenses
Administration Fees	219
Trustees’ Fees	27
Compliance Expense	26
Investment Advisory Fees	2
Legal Expense	490
Audit and Tax Expense	92
Insurance Expense	45
Transfer Agent Fees	33
Custodian Fees	13
Printing Expense	5
Registration Fees	3
Other Expenses	136

Total Expenses	1,091
Expense Support Payments by Sub-Advisor	(1,092)

Net Investment Income	1

Net Increase in Net Assets resulting from Operations	$1

*	Fund commenced operations on July 24, 2015.

See notes to financial statements.

Triloma EIG Global Energy Term Fund I

Statement of Changes in Net Assets

(in thousands, except share amounts)

For the Period July 24, 2015, to December 31, 2015*
Operations:
Net Investment Income	$1

Net Increase in Net Assets resulting from Operations	1

Dividends and Distributions:
Net Investment Income	(1)

Total Dividends and Distributions	(1)

Capital Share Transactions:
Issued	105

Net Increase in Net Assets resulting from Share Transactions	105

Net Increase in Net Assets	105

Net Assets:
Beginning of Period	$—

End of Period	$105

Share Transactions:
Issued	4,200

Net increase in Shares Outstanding from Share Transactions	4,200

*	Fund commenced operations on July 24, 2015.

See notes to financial statements.

Triloma EIG Global Energy Term Fund I

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	For the Period July 24, 2015, to December 31, 2015‡
Net Asset Value, Beginning of Period	$25.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.31
Dividends and Distributions:
Net Investment Income*	(0.31)

Net Asset Value, End of Period	$25.00

Public Offering Price, End of Period	$26.32

Total Investment Return†	1.23%

Ratios and Supplemental Data**
Net Assets, End of Period (in thousands)	$105
Ratios to Average Net Assets:
Expenses	0.00	%††
Expenses (Excluding Expense Support Payments by Sub-Advisor)***	2,022.58	%††
Net Investment Income	2.82	%††

*	Per share calculations were performed using average shares for the period.
†	Total investment return is for the period indicated and has not been annualized. Total investment return shown is calculated based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that distributions were reinvested in accordance with the Fund’s distribution reinvestment plan. Total investment return based on market value is not presented since the Fund’s shares are not publicly traded. The computation does not reflect sales load, as applicable. Total investment return would have been 0.00% if distributions had not been supported by Expense Support Payments from the Sub-Advisor.
††	Annualized.
‡	Fund commenced operations on July 24, 2015.
**	Portfolio turnover has not been disclosed as investment operations had not commenced as of December 31, 2015.
***	Non-recurring organizational and operating expenses of $255,000 have not been annualized, but are included in the ratio.

See notes to financial statements.

Triloma EIG Global Energy Term Fund I

Notes to Financial Statements

Note 1. Organization

Triloma EIG Global Energy Term Fund I (the “Fund”) was formed as a Delaware statutory trust on February 18, 2015, and commenced operations upon the effectiveness of its registration statement on July 24, 2015. The Fund is an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment advisor and administrator, Triloma Energy Advisors, LLC, (the “Advisor” or the “Administrator”) is responsible for the overall management of the Fund’s activities. EIG Credit Management Company, LLC (“EIG” or the “Sub-Advisor”), the Fund’s investment sub-advisor, is responsible for the day-to-day management of the Fund’s investment portfolio including sourcing, diligence and negotiation of investments. The Advisor and the Sub-Advisor are each a private investment firm that is registered as an investment advisor with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The investment process is a collaborative effort between the Advisor and the Sub-Advisor and the investment committee of each must approve all Fund portfolio investments sourced by EIG.

The Fund’s investment objectives are to provide shareholders with current income, capital preservation and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a global portfolio of privately originated energy company and project debt. The Fund may separately invest in common or preferred stock of energy companies. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt and equity investments of energy companies and projects.

As of December 31, 2015, the Fund had not commenced investment operations.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The Fund is an investment company and follows accounting and reporting guidance under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The accompanying financial statements were prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Net Asset Value per share (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions.

The significant accounting policies followed by the Fund in the preparation of its financial statements are as follows:

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. All of the Fund’s financial assets were held in cash at December 31, 2015.

Income Taxes: It is the Fund’s intention to comply with all requirements under Subchapter M of the Internal Revenue Code applicable to a RIC and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to federal income tax. Accordingly, no federal income tax provision was required for the period ended December 31, 2015.

Triloma EIG Global Energy Term Fund I

Notes to Financial Statements (Continued)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Organizational and Offering Costs: Organization costs are expensed as incurred and consist of incorporation fees, initial audit fees, and other costs incurred in connection with the establishment of the Fund. Organizational costs totaled $303,000 during the period July 24, 2015 to December 31, 2015.

Offering costs are amortized over a 12-month period upon commencement of fund operations and consist of registration fees, underwriting fees, and certain printing and other costs incurred in connection with the continuous offering of the Fund’s common stock. As of December 31, 2015, the remaining amount of unamortized offering costs of the Fund was $31,000. Amortization of offering costs was $0 during the period July 24, 2015, to December 31, 2015, because the Fund had not yet consummated its first public offering.

Trustee compensation: The Fund pays the members of the Board of Trustees (“Trustees”), a majority of whom are independent, certain remuneration for their services, plus travel and other expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund, the Advisor or the Sub-Advisor. Amounts payable to trustees for compensation and reimbursable expenses are included in the accompanying Statement of Assets and Liabilities. Trustees’ fees earned during the period are reported in the Statement of Operations.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 3. Agreements

Investment Advisory Agreement

Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) between the Fund and the Advisor, the Advisor is entitled to a fee consisting of two components—a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management Fee is calculated and payable monthly in arrears at the annual rate of 2% of the Fund’s average gross assets during the relevant month. The determination of average gross assets reflects changes in the fair market value of portfolio investments. The Management Fee may or may not be taken by the Advisor in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any month will be deferred without interest and may be taken in any such other month as the Advisor may determine. The Management Fee for any partial month will be appropriately prorated. The Management Fee for the period July 24, 2015, to December 31, 2015 was $2,000.

The Incentive Fee is earned on “pre-incentive fee net investment income” and shall be calculated and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement or Sub-Advisory Agreement is in effect. In the case of a liquidation or if the Investment Advisory Agreement or Investment Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the Fund’s average “adjusted capital,” equal to 1.875% per quarter (or an annualized hurdle rate of 7.5%), and is subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” is calculated as follows:

Triloma EIG Global Energy Term Fund I

Notes to Financial Statements (Continued)

•	Pre-incentive fee net investment income is the sum of interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter;

•	The Fund’s operating expenses include the Management Fee, expenses reimbursed or fees paid to the Advisor under the Administration Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but exclude the Incentive Fee, Distribution and Servicing Fee, any Expense Payments under the Expense Support and Reimbursement Agreement with EIG, and any Reimbursement Payments by the Fund;

•	Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income only when the cash is received by the Fund; and

•	Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of computing the Incentive Fee, net interest, if any, associated with a derivative or swap (which represents the difference between (i) the interest income and fees received in respect of the reference assets of the derivative or swap and (ii) the interest expense paid by the Fund to the derivative or swap counterparty) will be included in the calculation of quarterly pre-incentive fee net investment income.

“Adjusted capital” means the (a) cumulative proceeds received by the Fund from the sale of Shares, including proceeds from the Fund’s distribution reinvestment plan, net of sales load reduced by the sum of (b) (i) distributions paid to our Shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

The calculation of the Incentive Fee for each quarter is as follows:

•	No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.875%;

•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any calendar quarter (9.376% annualized) is payable to the Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.344% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.344% in any calendar quarter; and

•	20% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.344% in any calendar quarter (9.375% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

The Management Fee and Incentive Fee is shared with the Sub-Advisor by the Advisor at a rate of 57%, with the remaining 43% retained by the Advisor.

Administration Agreement

Pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator performs and oversees all aspects of the general day-to-day business activities and operations of the Fund, including custodial, distribution disbursing, accounting, auditing, compliance and related services. The Administrator manages the Fund’s corporate affairs subject to the supervision of the Board and furnishes the Fund with office facilities and executive personnel together with clerical and certain recordkeeping and administrative services necessary to administer the Fund. These services include maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger

Triloma EIG Global Energy Term Fund I

Notes to Financial Statements (Continued)

accounting, fund accounting, legal and other administrative services. In addition, the Administrator assists the Fund in calculating its NAV, overseeing the preparation and filing of tax returns and the preparation, printing and dissemination of annual and other reports to shareholders and to the SEC, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund pays the Administrator an Administration Fee for its services under the Administration Agreement, calculated and payable monthly in arrears. The fee consists of two components: (i) a fixed administrative fee of $31,250 per month and (ii) a variable administrative fee ranging between the annual rates of 0.05% and 0.10% of the Fund’s average net assets during the relevant month, subject to a monthly minimum fee of $10,417. The variable administrative fee is calculated at the following annual rates based on the average net assets: 0.10% on the first $300,000 of average net assets; 0.07% on the next $300,000 of average net assets; and 0.06% on the next $900,000 of average net assets; and 0.05% on average net assets over $1.5 billion. The Administration Fee may be taken in whole or in part at the discretion of the Administrator. All or any part of the Administration Fee not taken as to any month will be deferred without interest and may be taken in any such other month as the Administrator may determine. The Administration Fee for any partial month will be appropriately prorated.

Administration Fees totaled $219,000 during the period July 24, 2015, to December 31, 2015.

Expense Support and Reimbursement Agreement

Pursuant to an expense support and reimbursement agreement between the Fund and the Sub-Advisor, the Sub-Advisor has agreed to pay organizational and offering costs prior to the declaration of effectiveness of the Fund’s registration statement and to subsequently reimburse the Fund (an “Expense Payment”) for operating expenses (including organizational and offering expenses) to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any distributions will be paid from offering proceeds or borrowings. Under this arrangement, the Sub-Advisor will reimburse the Fund monthly for operating expenses in an amount equal to the difference between the Fund’s cumulative distributions paid to the Fund’s shareholders during the fiscal year less Available Operating Funds during the period. “Available Operating Funds” means the sum of (i) the Fund’s estimated net investment taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of preferred and common equity investments (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Sub-Advisor is entitled to be conditionally reimbursed by the Fund (a “Reimbursement Payment”) for Expense Payments funded by Sub-Adviser under this arrangement if (and only to the extent that), during any calendar month occurring within three years of the date on which the Sub-Advisor funded such amount, the Fund’s Available Operating Funds exceed the cumulative distributions paid to Fund Shareholders in such month; provided, however, that (i) the Fund will only reimburse the Sub-Advisor for expense support payments made by the Sub-Advisor to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause Other Operating Expenses (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Fund during such fiscal year) to exceed the lesser of (i) 2% of the Fund’s average net assets attributable to the Fund’s common shares of beneficial interest for the fiscal year-to-date period after taking such Expense Payments into account and (ii) the percentage of the Fund’s average net assets attributable to the Fund’s common shares of beneficial interest represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year). “Other Operating Expenses” means the Fund’s total Operating Expenses (as defined below), excluding management fees, incentive fees, organization and offering expenses, distribution fees, dealer manager fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating Expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP. The calculation of average net assets shall be consistent with such periodic calculations of average net assets in the Fund’s financial statements.

Triloma EIG Global Energy Term Fund I

Notes to Financial Statements (Continued)

The Fund or the Sub-Advisor may terminate the Expense Support and Reimbursement Agreement at any time. The Sub-Advisor has indicated it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by the Sub-Advisor, if any, will be determined at the end of each calendar month. The conditional obligation of the Fund to reimburse the Sub-Advisor shall survive the termination of such agreement by either party.

The Sub-Advisor made Expense Payments, including amounts due at December 31, 2015, totaling $1,672,000 during the period ended December 31, 2015, which are eligible for contingent reimbursement through December 31, 2018. The amounts reported on the Statement of Operations relate to organization costs and operating expenses incurred by the Fund during its organization and subsequent to the commencement of Fund operations. Additionally, the amounts reported in the Statement of Operations for the period ended December 31, 2015, include $276,000 of organization costs that were reported in the initial financial statements of the Fund dated July 14, 2015, which were included in the Fund’s initial registration statement. Offering costs paid by the Sub-Advisor prior to the effectiveness of the Fund’s registration statement totaled $580,000 and are not included in the financial statements but are subject to conditional reimbursement by the Fund under the Expense Support and Reimbursement Agreement. The Sub-Advisor has, subject to certain terms and conditions, contractually committed to invest in shares of the Fund an amount equal to 50% of all Reimbursement Payments received by the Sub-Advisor under the Expense Support and Reimbursement Agreement. Any such investment will be made no later than the end of the calendar quarter immediately following receipt of a Reimbursement Payment by the Sub-Advisor, at the then-current public offering price of the Fund’s shares, net of any sales load.

At December 31, 2015, the balance of amounts due from the Sub-Advisor totaled $31,000 and was related to operating expenses incurred that had not been submitted to the Sub-Advisor

Note 4. Capital Composition and Distributions

The Fund was initially capitalized on July 14, 2015 through the sale of 4,000 common shares for $100 ($25.00 per share). EIG Separate Investments LP, an affiliate of the Sub-Advisor, purchased 2,280 common shares for $57,000 and the Advisor purchased 1,720 shares for $43,000. The Fund issued 200 common shares subsequent to the initial offering for $5,000 ($25.00 per share).

On October 5, 2015, the Board of Trustees declared distributions at a weekly rate of $0.0342 per share payable on November 25 and December 30, 2015. Distributions paid during the period ended December 31, 2015, totaled approximately $1,000.

Note 5. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. All dividends declared during the period July 24, 2015 to December 31, 2015, were characterized as distributions from ordinary income.

Note 6. Subsequent Events

The Fund’s Advisor evaluated subsequent events through February 29, 2016, the date the financial statements were available to be issued, and has determined that there have been no subsequent events that occurred during such period which would require disclosure in, or be required to be recognized in, the Statement of Assets and Liabilities as of February 29, 2016.

Triloma EIG Global Energy Term Fund I

Trustees and Officers of the Fund (Unaudited)

The following chart lists Trustees and Officers as of December 31, 2015

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-224-4714.

Name	Age	Trustee Since	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE
Interested Trustee
Barry L. Goff	54	2015	2
Brian T. Gilmore	46	2015	2
Independent Trustees
Jack A Cuneo	68	2015	2
David W. Rothschild	67	2015	2
Bruce E. Waits	60	2015	2

The address for each Trustee is 201 North New York Avenue, Suite 250, Winter Park, FL 32789, unless otherwise indicated.

Interested Trustees

Barry L. Goff. Mr. Goff serves as the Fund’s Trustee. Mr. Goff also currently serves as an investment committee member of Triloma. Mr. Goff co-founded and has served as a principal and officer of various affiliates of Triloma Financial Group since 2012. Mr. Goff is responsible for the overall management of private equity and real estate investment opportunities at Triloma Financial Group. From 2003 to 2011, Mr. Goff served as a managing director of Tavistock Group, the private investment vehicle of Forbes Billionaire Joe Lewis. During that time Mr. Goff also served as the chief executive officer of Tavistock Restaurants, where he and his team assembled and operated a portfolio of almost 100 restaurants for Tavistock Group. While with Tavistock Group, from 2009 to 2011, Mr. Goff also organized and led Tavistock Capital Group, a team focused exclusively on originating and investing in various U.S.-based distressed asset opportunities, including the purchase of the senior secured debt of a restaurant operating company, the acquisition of a $491 million face value residential loan pool in a joint venture with the FDIC, and the acquisition of the St. Regis Hotel & Residences, a recently-developed world class property located in the heart of Buckhead in Atlanta, Georgia. Prior to joining Tavistock, Mr. Goff spent five years at CNL Financial Group serving as the Chief Investment Officer and President of CNL Restaurant Properties, Inc., where he was responsible for more than $1.4 billion of real estate investments and over $100 million of legacy equity and mezzanine funds. Previously, Mr. Goff practiced law for ten years in Atlanta, Los Angeles and Orlando, Florida. Mr. Goff received a B.S. degree from the University of Central Florida, a J.D. from the University of Florida Levin College of Law, and an L.L.M. from New York University School of Law.

Brian T. Gilmore. Mr. Gilmore serves as the Fund’s Trustee. Mr. Gilmore also currently serves as a Senior Vice President of EIG and is one of EIG’s investment professionals responsible for the origination, evaluation, negotiation and acquisition of energy and infrastructure investments on a global basis. He is also a portfolio manager for EIG’s Global Project Funds. Mr. Gilmore joined EIG in 2002 from Banc of America Securities where he was a Vice President focusing on mergers and acquisitions in the Energy and Power Group. Previously, he was an

Triloma EIG Global Energy Term Fund I

Trustees and Officers of the Fund (Unaudited) (Continued)

Associate in the Project and Structured Finance group at Deutsche Banc Securities and also worked for National Economic Research Associates and Cambridge Energy Research Associates. Mr. Gilmore received an AB from Vassar College and an MBA from the University of Chicago.

Independent Trustees

Jack A. Cuneo. Mr. Cuneo serves as the Fund’s Trustee. Mr. Cuneo has over 40 years of experience in the real estate industry and had been involved in a wide range of real estate investment activity including acquisitions, development, joint venture structuring, property sales, work outs and private equity financing for REITs and real estate operating companies. Mr. Cuneo was the founder, President and Chief Executive Officer of Chambers Street Properties (NYSE: CSG) until his retirement in March 2015. Prior to Chambers Street, he was the Chairman, President and CEO of CB Richards Ellis Realty Trust from March 2004 to June 2012, and an Executive Managing Director of CBRE Global Investors from July 2008 until June 2012. Mr. Cuneo also spent 26 years at Merrill Lynch where he served from 1997 to 2000 as Chairman and CEO of Merrill Lynch Hubbard, a real estate investment subsidiary which provided real estate investment programs for individual investors. Mr. Cuneo was a Managing Director of the Global Real Estate and Hospitality Group at Merrill Lynch from 2000 to 2002 where he led private equity, and advisory activities. Mr. Cuneo is a member of The Urban Land Institute, and the Policy Advisory Board at the Haas School of Business, at the University of California, Berkeley. Mr. Cuneo received a B.A. from City College of New York.

David W. Rothschild. Mr. Rothschild serves as the Fund’s Trustee. Mr. Rothschild has been engaged in the private practice of law in Canada primarily focusing on national and international business transactions involving Japanese corporations; complex commercial litigation; aboriginal transactions involving business, energy start- ups and infrastructure projects. Since 2012, Mr. Rothschild has served as a consultant supporting various energy and infrastructure projects with the Mohawk Council of Kahnawake and the Kahnawake Economic Development Corporation. From 2000 until 2012, Mr. Rothschild served as an independent Investment Committee member to three energy and infrastructure funds managed by EIG Global Energy Partners. From 1996 to 2012, Mr. Rothschild was a partner with Davis, LLP and co-managing partner of its Montreal Office. Prior to joining Davis, Mr. Rothschild was the co-founding partner of Hara Rothschild, Eastern Canada’s only boutique firm focused exclusively on Japan, and served as a partner of various other law firms including Fasken’s, Gottlieb & Associates, and Fraser & Beatty. Mr. Rothschild received a B.A. from Bishop’s University and a License en Droit from the Université de Sherbrooke.

Bruce E. Waits. Mr. Waits serves as the Fund’s Trustee. Since 2006, Mr. Waits has been engaged in the private practice of law in Texas serving large energy companies where he focuses on structuring tax efficient domestic and international commercial transactions, project review, documentation and tax planning, representation before the IRS and non-U.S. tax authorities, plus a wide range of other tax-related legal services. From 2000 to 2006, Mr. Waits was the General Tax Counsel for Chevron Phillips Chemical Company where he established and managed the tax department and was responsible for the company’s worldwide tax functions including project structuring, tax planning, controversies, legislation, compliance and tax accounting. Prior to joining Chevron Phillips, Mr. Waits spent 12 years with Phillips Petroleum Company where he began as a Senior Tax Attorney and was eventually promoted to General Tax Counsel with management responsibilities for worldwide tax planning and structuring, litigation and legislation. Previously, Mr. Waits worked seven years for the IRS, spent three years in public accounting and for two years was tax director of the First National Bank of Oklahoma City, at that time the largest bank in the state of Oklahoma. Mr. Waits earned a B.S. degree in business administration from Northeastern State University, a J.D. from the Tulsa University College of Law, and an LL.M. in tax from the New York University School of Law. Mr. Waits is licensed to practice law in the state of Oklahoma and Texas and is a member of the Oklahoma, Texas and American Bar Associations. Mr. Waits is also licensed as a certified public accountant in Oklahoma and Arkansas and has served in various committee leadership positions for the Tax Executives Institute, American Petroleum Institute and American Chemistry Council.

Triloma EIG Global Energy Term Fund I

Trustees and Officers of the Fund (Unaudited) (Continued)

Name	Age	Positions Held
Executive Officers
Deryck A. Harmer	35	President and Chief Executive Officer
Eric S. Nadeau	45	Chief Financial Officer
Julie L. Walsh	45	Chief Compliance Officer
Hope L. Newsome	38	Secretary

The address for each executive officer is 201 North New York Avenue, Suite 250, Winter Park, FL 32789.

Deryck A. Harmer. Mr. Harmer serves as the Fund’s President and Chief Executive Officer. Mr. Harmer also currently serves as president, chief executive officer and investment committee member of Triloma, positions that he has held since 2015. Prior to joining Triloma, Mr. Harmer spent over eleven years at CNL Financial Group, most recently as chief strategy officer, member of the operating committee and member of the board of directors for CNL Securities Corp., a FINRA registered broker-dealer. His responsibilities at CNL Financial Group included a variety of roles across the investment management and capital markets divisions, with experience creating, managing and raising capital for alternative investment vehicles. While at CNL Financial Group, Mr. Harmer also served as senior vice president and launched Corporate Capital Trust, a public non-traded business development company advised by CNL Fund Advisors Company and KKR Asset Management. Mr. Harmer served as senior vice president and investment committee member of CNL Fund Advisors Company, leading its investment and operating activities. Prior to joining CNL Financial Group, Mr. Harmer performed tax services for a broad range of companies at PricewaterhouseCoopers between 2002 and 2003. Mr. Harmer has a B.S., summa cum laude, in Accounting from Florida State University and an M.B.A. with a concentration in Finance from Rollins College.

Eric S. Nadeau. Mr. Nadeau serves as the Fund’s Chief Financial Officer. Mr. Nadeau also currently serves as chief financial officer of Triloma since 2015. Mr. Nadeau has extensive experience serving as chief financial officer of several publicly-traded financial institutions with assets of over $1.0 billion and has been instrumental in the purchase or sale of five community banks, including the $259 million sale of Old Florida Bancshares, Inc., in Orlando, Florida, in 2015 and the $266 million sale of Home Federal Bancorp, Inc., in Boise, Idaho, in 2014. His experience has included mergers and acquisitions, investor relations, managing fixed income and term debt portfolios, interest rate risk management, and regulatory reporting under the Securities Act of 1933 and Securities Exchange Act of 1934 Act. In addition to his work in the financial institutions industry, his previous experience includes senior financial management positions with telecommunications and construction equipment companies. Mr. Nadeau was employed by Crowe Horwath from 1993 to 1998 where he provided audit, tax and consulting services to financial institutions in the Midwest. Mr. Nadeau is a certified public accountant and received his B.S. in Business Administration from the Richard T. Farmer School of Business at Miami University in Oxford, Ohio.

Julie Walsh. Ms. Walsh serves as the Fund’s Chief Compliance Officer. Since 2010, Ms. Walsh has also served in various roles with Foreside Compliance Services, including managing director of NFA Member Services and a fund chief compliance officer. Ms. Walsh has approximately 20 years of experience in global compliance and risk management. Prior to joining Foreside, Ms. Walsh served for 13 years as chief compliance officer of Grantham, Mayo, Van Otterloo & Co., where she was responsible for the development, oversight and implementation of risk and compliance initiatives. Ms. Walsh’s compliance/risk oversight responsibilities included quantitative and active equity, fixed income, hedge and private funds, real estate, private equity, timber, and other alternative investment strategies. Ms. Walsh has a B.A. and M.Ed. from Boston College.

Triloma EIG Global Energy Term Fund I

Trustees and Officers of the Fund (Unaudited) (Continued)

Hope L. Newsome. Ms. Newsome serves as the Fund’s Secretary. Ms. Newsome also currently serves as chief compliance officer of Triloma and assistant general counsel and chief compliance officer to Triloma Securities, all positions that she has held since 2015. Ms. Newsome has extensive experience providing compliance and legal advice to financial institutions. Prior to joining Triloma, Ms. Newsome spent four years as chief compliance officer of Newport Group Securities, a FINRA registered broker-dealer and SEC registered investment adviser with over $21 billion dollars of assets under management. Ms. Newsome also held the positions of general counsel and chief compliance officer at International Assets Advisory, LLC, a firm managing over $124 million in assets, and as director, business practices and controls at AXA Equitable where she led a controls team that managed the review of more than 2,000 financial professionals across the United States. Ms. Newsome received her B.A. from Spelman College, and her J.D. from Barry University School of Law. She is a member of the Florida Bar and holds FINRA Series 7, 24, 53 and 66 licenses.

Triloma EIG Global Energy Term Fund I

Approval of Investment Management Agreement and Investment

Sub-Advisory Agreement (Unaudited)

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Advisor under the Investment Management Agreement (the “Advisory Agreement”) with the Fund. The Board reviewed and considered the qualifications of the portfolio manager and other key personnel of the Advisor who will provide the advisory services to the Fund and concluded that the nature and extent of the advisory and supervisory services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement. In reaching their conclusions, the Trustees considered that the Advisor and Sub-Advisor each perform certain portions of the advisory services provided to the Fund.

Performance Relative to Comparable Funds Managed by the Advisor and Other Investment Advisors. The Board considered the Advisor’s plan to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun. The Board determined that, accordingly, it was not appropriate to evaluate the performance of the Fund as compared to funds managed by other investment advisors at this time.

Fees Relative to Other Proprietary Funds Managed by the Advisor With Comparable Investment Strategies. The Board noted that the Advisor did not currently manage any other funds and, accordingly, no comparison of the Fund’s fees to those of other proprietary funds managed by the Advisor with comparable investment strategies could be made at this time.

Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisors. The Board (i) reviewed the advisory fee rate proposed to be paid under the Advisory Agreement and the anticipated total expense ratio of the Fund and noted the Expense Support and Reimbursement Agreement between the Fund and EIG; and (ii) reviewed information provided by the Advisor regarding the advisory fee rates and total expense ratios paid by an expense peer group, including that, unlike many peer funds, the Fund, for purposes of calculating its incentive fee, treats the pre-incentive fee net investment income as including, in the case of investments with a deferred interest feature, accrued income only when the cash is received by the Fund. The Trustees noted that the advisory fees are in line with the market and aggregate compensation is below the peer group average. The Trustees concluded that the proposed contractual advisory fee, including the incentive fees to be paid to the Advisor was fair and reasonable and that the overall expense ratio was acceptable. The Trustees further noted that, based on (i) the discussions conducted regarding the proposed roles of the Advisor and Sub-Advisor in the management of the Fund; and (ii) their determination detailed below that the fees of the Sub-Advisor are reasonable with respect to the services to be provided, the split of the total advisory fee between the Advisor and the Sub-Advisor was reasonable in light of the services provided by each.

Economies of Scale. The Board reviewed the structure of the proposed advisory fee schedule under the Advisory Agreement. The Board considered that the Fund’s potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Advisory Agreement at the present time.

Profitability of the Advisor. Since the Advisor has no current assets under management and the Fund has not begun operations or paid any fees to the Advisor, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship. The Board considered other benefits to the Advisor derived from its relationship with the Fund. Since the Fund has not begun operations and had not paid any fees to the Advisor, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Triloma EIG Global Energy Term Fund I

Approval of Investment Management Agreement and Investment

Sub-Advisory Agreement (Unaudited) (Continued)

Resources of the Advisor. The Board considered whether the Advisor was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the organizational structure of the Advisor and the policies and procedures formulated and adopted by the Advisor for managing the Fund’s operations.

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Advisory Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board to continue in effect. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

Approval of Investment Sub-Advisory Agreement

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Sub-Advisor under the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). The Board reviewed and considered the qualifications of the portfolio manager and other key personnel of the Sub-Advisor who will provide the advisory services to the Fund and concluded that the nature and extent of the advisory services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Sub-Advisory Agreement. In reaching their conclusions, the Trustees considered that the Advisor and Sub-Advisor each perform certain portions of the advisory services provided to the Fund.

Performance Relative to Comparable Funds Managed by the Sub-Advisor and Other Investment Advisors. The Board considered the Advisor’s plan to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun. The Board determined that, accordingly, it was not appropriate to evaluate the performance of the Fund as compared to funds managed by other investment advisors at this time.

Fees Relative to Other Proprietary Funds Managed by the Sub-Advisor With Comparable Investment Strategies. The Board noted that the Sub-Advisor manages certain other private funds with strategies comparable to that of the Fund. It noted that the fees for such funds were higher than those of the Fund.

Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisors. The Board (i) reviewed the advisory fee rate proposed to be paid under the Sub-Advisory Agreement and the anticipated total expense ratio of the Fund and noted the Expense Support and Reimbursement Agreement between the Fund and EIG; and (ii) reviewed information provided by the Advisor regarding the advisory fee rates and total expense ratios paid by an expense peer group, including that, unlike many peer funds, the Fund, for purposes of calculating its incentive fee, treats the pre-incentive fee net investment income as including, in the case of investments with a deferred interest feature, accrued income only when the cash is received by the Fund. The Trustees noted that the overall advisory fees are in line with the market and aggregate compensation is below the peer group average. The Trustees concluded that the proposed contractual sub-advisory fee, including the incentive fees to be paid to the Sub-Advisor was fair and reasonable and that the overall expense ratio was acceptable. The Trustees further noted that, based on (i) the discussions conducted regarding the proposed roles of the Advisor and Sub-Advisor in the management of the Fund; and (ii) its determination detailed above that the fees of the Advisor are reasonable with respect to the services to be provided, the split of the total advisory fee between the Advisor and Sub-Advisor was reasonable in light of the services provided by each.

Triloma EIG Global Energy Term Fund I

Approval of Investment Management Agreement and Investment

Sub-Advisory Agreement (Unaudited) (Continued)

Economies of Scale. The Board reviewed the structure of the proposed advisory fee schedule under the Sub-Advisory Agreement. The Board considered that the Fund’s potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Sub-Advisory Agreement at the present time.

Profitability of the Advisor. Since the Fund has not begun operations or paid any fees to the Sub-Advisor, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship. The Board considered other benefits to the Sub-Advisor derived from its relationship with the Fund. Since the Fund has not begun operations and had not paid any fees to the Sub-Advisor, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Sub-Advisor. The Board considered whether the Sub-Advisor was financially sound and had the resources necessary to perform its obligations under the Sub-Advisory Agreement. The Board also reviewed and considered the organizational structure of the Sub-Advisor and the policies and procedures formulated and adopted by the Sub-Advisor with respect to the Fund.

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Sub-Advisory Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board to continue in effect. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Item 2. Code of Ethics.

A code of ethics (the “Code of Ethics”), as defined in Item 2 of Form N-CSR, adopted by the Registrant and applicable to the Registrant’s principal executive officer and principal financial officer, was in effect during the entire period covered by this report. The Registrant has not made any substantive amendments to the Code of Ethics during the period covered by this report. The Registrant has not granted any waivers from provisions of the Code of Ethics during the period covered by this report. The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Bruce E. Waits, Chair of the Registrant’s Audit Committee, is an “audit committee financial expert” and is not an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

Item 4. Principal Accountant Fees and Services.

(a)-(d) Aggregate fees billed to Registrant for the fiscal year ended December 31, 2015 for professional services rendered by Registrant’s principal accountant was as follows:

		2015*
(a)	Audit Fees	$75,000
(b)	Audit-Related Fees	$-0-
(c)	Tax Fees	$22,000
(d)	All Other Fees	$-0-

*	The Fund commenced operations on July 24, 2015. Accordingly, the fee table reflects the period from inception through December 31, 2015.

Audit Fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which requires the Registrant’s Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the Registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the Advisor or Sub-Advisor, if the services relate directly to the Registrant’s operations and financial reporting.

(e)(2) No fees included in (b)-(d) above were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, for non-audit services rendered to the Registrant’s investment adviser, and for non-audit services rendered to entities controlled by the investment adviser for the last fiscal year was $22,000.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated its proxy voting responsibility to EIG. The proxy voting policies and procedures of EIG Credit Management Company, LLC (“EIG”), are set forth below. The guidelines are reviewed periodically by the Independent Trustees, and, accordingly, are subject to change.

Generally, client accounts being managed or advised by EIG invest in private securities (although on occasion client accounts may hold publicly traded securities). Regardless of how EIG obtains voting authority in portfolio securities (at time of acquisition or upon certain triggering events), EIG always endeavors to vote in such a way as to satisfy the goals and objectives of the particular client and pursuant to any written arrangements with a client account. Consistent with the requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”), before voting portfolio securities, EIG will follow the following procedures:

•	EIG will consider all the relevant facts and circumstances surrounding the matter to be voted upon and any documents provided in connection with such matter, and will establish that: (i) there is a clear understanding of the vote at hand, (ii) any potential conflicts of interest are identified and communicated to the client prior to voting, and (iii) disclosure is provided as to how clients may obtain information on how their securities were voted.

•	EIG will provide complete proxy voting policies and procedures to clients upon request.

Shareholder action may be required or solicited with respect to portfolio securities on matters including those relating to class actions (including matters relating to opting in or opting out of a class, and approving class settlements), bankruptcy or reorganizations. EIG will take all actions deemed appropriate by EIG with regard to such securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The management of the investment portfolio of the Fund is the responsibility of Triloma Energy Advisors, LLC (“Triloma”), and EIG (collectively referred to with Triloma as the “Advisors”) and their investment committees. The Triloma investment committee currently consists of Barry L. Goff, Deryck A. Harmer and Michael I. Wood. The EIG investment committee currently consists of R. Blair Thomas, William C. Sonneborn, Randall S. Wade and Rob H. Johnson.

Barry L. Goff. Mr. Goff serves as our Trustee. Mr. Goff also currently serves as an investment committee member of Triloma. Mr. Goff co-founded and has served as a principal and officer of various affiliates of Triloma Financial Group since 2012. Mr. Goff is responsible for the overall management of private equity and real estate investment opportunities at Triloma Financial Group. From 2003 to 2011, Mr. Goff served as a managing director of Tavistock Group, the private investment vehicle of Forbes Billionaire Joe Lewis. During that time Mr. Goff also served as the chief executive officer of Tavistock Restaurants, where he and his team assembled and operated a portfolio of almost 100 restaurants for Tavistock Group. While with Tavistock Group, from 2009 to 2011, Mr. Goff also organized and led Tavistock Capital Group, a team focused exclusively on originating and investing in various U.S.-based distressed asset opportunities, including the purchase of senior secured debt, the acquisition of a $491 million face value residential loan pool in a joint venture with the FDIC, and the acquisition of the St. Regis Hotel & Residences, a recently-developed world class property located in the heart of Buckhead in Atlanta, Georgia. Prior to joining Tavistock, Mr. Goff spent five years at CNL Financial Group serving as the Chief Investment Officer and President of CNL Restaurant Properties, Inc., where he was responsible for more than $1.4 billion of real estate investments and over $100 million of legacy equity and mezzanine funds. Previously, Mr. Goff practiced law for ten years in Atlanta, Los Angeles and Orlando, Florida. Mr. Goff received a B.S. degree from the University of Central Florida, a J.D. from the University of Florida Levin College of Law, and an L.L.M. from New York University School of Law.

Deryck A. Harmer. Mr. Harmer serves as our President and Chief Executive Officer. Mr. Harmer also currently serves as president, chief executive officer and investment committee member of Triloma, positions that he has held since 2015. Prior to joining Triloma, Mr. Harmer spent over eleven years at CNL Financial Group, most recently as chief strategy officer, member of the operating committee and member of the board of directors for CNL Securities Corp., a FINRA registered broker-dealer. His responsibilities at CNL Financial Group included a variety of roles across the investment management and capital markets divisions, with experience creating, managing and raising capital for alternative investment vehicles. While at CNL Financial Group, Mr. Harmer also served as senior vice president and launched Corporate Capital Trust, a public non-traded business development company advised by CNL Fund Advisors Company and KKR Asset Management. Mr. Harmer served as senior vice president and investment committee member of CNL Fund Advisors Company, leading its investment and operating activities. Prior to joining CNL Financial Group, Mr. Harmer performed tax services for a broad range of companies at PricewaterhouseCoopers between 2002 and 2003. Mr. Harmer has a B.S., summa cum laude, in Accounting from Florida State University and an M.B.A. with a concentration in Finance from Rollins College.

Michael I. Wood. Mr. Wood serves as investment committee member of Triloma. Mr. Wood co-founded and has served as a principal and officer of various affiliates of Triloma Financial Group since 2012. Mr. Wood has extensive investment, financial and operational management experience. From 2005 to 2011, Mr. Wood served as an executive with Tavistock Group, the private investment vehicle of Forbes billionaire Joe Lewis. Mr. Wood was responsible for sourcing, structuring and closing acquisitions and served as Executive Vice President of Tavistock Group and Chief Operating Officer of Tavistock Capital Group. From 1997 to 2005, Mr. Wood served as an executive officer at CNL Financial Group, with responsibilities including acquisitions, asset management, workouts, treasury, finance and strategic planning. Mr. Wood served as Chief Operating Officer of CNL Restaurant Properties, with responsibility for more than $1.4 billion in real estate assets, and represented the eighteen CNL Income Funds in a $2.5 billion merger with publicly-traded U.S. Restaurant Properties. Prior to joining CNL Financial Group, Mr. Wood spent ten years in the corporate headquarters of Xerox Corporation, where he oversaw strategic real estate finance projects. Mr. Wood received his B.S. in Computer Science and an M.B.A. from The University of North Carolina at Chapel Hill.

Below is biographical information relating to the members of EIG’s investment committee:

R. Blair Thomas. Mr. Thomas is Chief Executive Officer of EIG Partners, as well as Chairman of the Investment Committee and the Executive Committee. EIG was formerly part of Trust Company of the West where Mr. Thomas was a Group Managing Director and a member of the Board of Directors of TCW Asset Management Company. Prior to joining EIG Partners in 1998, Mr. Thomas was a senior investment officer with the Inter-

American Development Bank and a project finance attorney at the law firm of Brown & Wood in New York. Mr. Thomas also served as an advisor on energy and budget policy in the first Bush White House. Mr. Thomas received a BA from the University of Virginia, a JD from New York Law School and an LLM from Georgetown University Law Center. Mr. Thomas is a member of the Board of Directors of Prumo Logistica and the Jefferson Scholars Foundation at the University of Virginia.

William C. Sonneborn. Mr. Sonneborn is the President of EIG Partners and a member of EIG’s Investment Committees and Allocation Committee, and EIG Partners’ Executive Committee. Prior to joining EIG Partners, he was a partner of Kohlberg Kravis Roberts & Co. and a member of KKR’s Management Committee. Mr. Sonneborn served as CEO of KKR Asset Management (the public markets side of KKR) as well as CEO and Director of KKR Financial Corporation (NYSE: KFN), a publicly traded specialty finance firm. He also sat on the board of Nephila Capital, a $10 billion Bermuda-based hedge fund in which KKR purchased a stake in 2013. Prior to joining KKR, he was with The TCW Group, Inc., most recently as President and Chief Operating Officer. Previously, he worked at Goldman, Sachs & Co. in New York and Hong Kong, where he focused on mergers & acquisitions for financial institutions. Mr. Sonneborn graduated with honors from Georgetown University. He is involved with a variety of non-profit organizations, serving as a director or trustee of the Georgetown University McDonough School of Business, Lucile Packard Foundation for Children’s Health at Stanford University, and the San Francisco Zoo.

Randall S. Wade. Mr. Wade is the Chief Operating Officer for EIG Partners and a member of EIG’s Investment Committees and Allocation Committee, and a member of EIG Partners’ Executive Committee. He has primary responsibility for the operations and administration of EIG Partners and its investment vehicles. Since joining EIG Partners in 1996, Mr. Wade has filled various roles including head of EIG Partners’ structured funds, investment professional with coverage responsibility for Australia and an analyst for oil and gas investments. Prior to joining EIG Partners, Mr. Wade was a Commercial Lending Officer for First Interstate Bank of Texas, where he was responsible for developing a middle-market loan portfolio. Mr. Wade received his BA in Economics and his BBA in Finance from the University of Texas at Austin.

Rob H. Johnson. Mr. Johnson is a Managing Director and leads EIG’s Oil & Gas Direct Lending investment activities in the United States. He is based in the firm’s Houston office and serves as a member of the Investment Committee. Mr. Johnson has over 20 years’ experience as a leveraged finance banker, including 10 years in the Energy sector. Prior to joining EIG in 2015, Mr. Johnson spent 17 years with Wells Fargo, most recently as Managing Director and. Head of Energy & Power Leveraged Finance. In this capacity, he was responsible for originating, structuring and executing pro rata and institutional loans, 2nd lien loans, bridge financing, high yield bonds and mezzanine debt. Prior to Wells Fargo, Mr. Johnson worked for Citicorp Securities in Leveraged Finance, Restructuring Advisory and Loan Syndications. Before beginning his financial career, he served four years in the US Marine Corps. Mr. Johnson earned a B.A. in History from the Sewanee—University of the South, and his M.B.A. from the University of North Carolina — Chapel Hill. He is on the Board of Sewanee’s Babson Center for Global Commerce.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2015: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

(dollars in thousands)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Barry L. Goff
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0
Deryck A. Harmer
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael I. Wood
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0
R. Blair Thomas
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	49	$14,151,809	36	$12,942,284
Other Accounts	11	$1,209,801	11	$1,209,801
William C. Sonneborn
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	49	$14,151,809	36	$12,942,284
Other Accounts	11	$1,209,801	11	$1,209,801
Randall S. Wade
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	49	$14,151,809	36	$12,942,284
Other Accounts	11	$1,209,801	11	$1,209,801
Rob H. Johnson
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$190,300	4	$145,761
Other Accounts	5	$1,200,000	5	$1,200,000

*	All assets reported above are gross assets (including unfunded commitments) as of December 31, 2015.

Compensation of Portfolio Managers

Each of Triloma Financial Group’s senior executives’ compensation, including each of the investment personnel who render services to us on behalf of Triloma, consists primarily of base pay and a discretionary bonus, profit participation, equity interest or other performance based incentive compensation. Senior executives also participate in benefit plans and programs generally available to all employees of Triloma Financial Group.

In general, the amount of the compensation will be based on a combination of factors that may include: the market levels of compensation for such position; an individual’s contribution, performance and execution of managerial responsibilities, client interactions and support of colleagues; the overall performance of Triloma including the revenues or profitability derived from the management of the Fund; and the overall performance and profitability of Triloma Financial Group.

EIG’s firm-wide compensation structure, which covers investment personnel who render services to the Fund, consists of a salary, bonus and carried interest participation. Carry allocations and other forms of compensation are generally commensurate with the seniority and expected contribution that the respective employees make to the success of the firm and the funds it manages.

Triloma’s and EIG’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of Triloma’s and EIG’s investment committee as of December 31, 2015.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Barry L. Goff	None
Deryck A. Harmer	None
Michael I. Wood	None
R. Blair Thomas	None
William C. Sonneborn	None
Randall S. Wade	None
Rob H. Johnson	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, or Over $1,000,000.

Potential Conflicts of Interest

Triloma, EIG and their respective affiliates will be subject to certain conflicts of interest as a result of EIG serving as the Fund’s investment sub-adviser. These conflicts will arise primarily from the involvement of Triloma, EIG and their respective affiliates in other activities that may conflict with those of the Fund. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

The Fund may compete with certain affiliates of Triloma and EIG for investments, subjecting Triloma and EIG and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The personnel of EIG and Triloma allocate their time between identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved. Triloma, EIG and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund.

The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence Triloma and EIG in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that Triloma and EIG believe to be of benefit to the Fund). The officers, directors, members, managers and employees of Triloma or EIG may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and internal policies, or otherwise determined from time to time by Triloma or EIG.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto as Exhibit (a)(1).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith as Exhibit (a)(2).

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Triloma EIG Global Energy Term Fund I

By (Signature and Title)*	/s/ Deryck A. Harmer
Deryck A. Harmer
Chief Executive Officer

Date: March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Deryck A. Harmer
Deryck A. Harmer
Chief Executive Officer

Date: March 10, 2016

By (Signature and Title)*	/s/ Eric S. Nadeau
Eric S. Nadeau
Chief Financial Officer

Date: March 10, 2016

*	Print the name and title of each signing officer under his or her signature.